Asset Backed Securities Portfolio Analysis

Fieldstone Mortgage Company

Mortgage Portfolio 2004-5

1,351 records

Balance: 356,012,577

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	22.89	Mortgage Type	356,012,577	X
Original Mortgage Pool Balance (USD)	356,065,216	WA FICO	655	Loan-to-Value	356,012,577	X
Current Mortgage Pool Balance (USD)	356,012,577	- Minimum FICO	526	FICO	356,012,577	X
Total Number of Loans	1,351	- Maximum FICO	788	Purpose	356,012,577	X
Average Loan Balance (USD)	263,518	WA LTV	82.85	Occupancy	356,012,577	X
1st lien (%age)	100.0%	- Minimum LTV	59.97	Loan Balance	356,012,577	X
2nd lien (%age)	0.0%	- Maximum LTV	95	Property Type	356,012,577	X
WA FICO	643	Highest Zip-Code Density (% of State)	3.35	Documentation Type	356,012,577	X
- Minimum FICO	500	Zip-Code with Highest Density	95758	Fixed Period	356,012,577	X
- Maximum FICO	804			Debt-to-Income Ratio	356,012,577	X
WA LTV	81.8%	South California		Geographic Distribution	356,012,577	X
- Minimum LTV	26.3%	% of State	77.11
- Maximum LTV	95.0%	WA FICO	654	Per Annum Fees
WA DTI	42.6%	Minimum FICO	502	Servicer Fees
- Minimum DTI	1.36%	Maximum FICO	804	Cost of Carry
- Maximum DTI	60.8%	WA LTV	81.36
WA Age (Months)	1	Minimum LTV	50
WA Remaining Term (Months)	359	Maximum LTV	95
Aquired Loans		Highest Zip-Code Density (% of State)	2.47
North California (% of Pool)	12.6%	Zip-Code with Highest Density	92563
South California (% of Pool)	42.5%

Mortgage Type	WA LTV	WA FICO	Balance
2/28 ARM	82%	621	108,139,851
2/28 ARM IO	82%	654	232,318,566
3/27 ARM	82%	623	5,699,939
3/27 ARM IO	78%	647	9,854,221

LTV	WA LTV	WA FICO	Balance
0.01-20.00	0%	-	-
20.01-25.00
25.01-30.00	28%	537	89,981
30.01-35.00
35.01-40.00	40%	575	564,983
40.01-45.00	42%	581	414,220
45.01-50.00	49%	673	587,122
50.01-55.00	53%	609	1,558,513
55.01-60.00	58%	607	4,241,154
60.01-65.00	63%	586	3,049,296
65.01-70.00	69%	608	15,200,403
70.01-75.00	74%	611	13,610,011
75.01-80.00	80%	663	159,356,844
80.01-85.00	85%	635	69,487,732
85.01-90.00	90%	629	79,120,126
90.01-95.00	95%	649	8,732,191
95.01-100.00

FICO	WA LTV	WA FICO	Balance
321 - 340	0%	-	-
341 - 360	0%	-	-
361 - 380	0%	-	-
381 - 400	0%	-	-
401 - 420	0%	-	-
421 - 440	0%	-	-
441 - 460	0%	-	-
461 - 480	0%	-	-
481 - 500	83%	500	601,850
501 - 520	76%	511	6,477,648
521 - 540	80%	531	14,897,639
541 - 560	84%	552	19,310,654
561 - 580	82%	570	20,738,627
581 - 600	81%	590	23,049,735
601 - 620	80%	611	27,713,151
621 - 640	83%	631	46,568,888
641 - 660	82%	650	46,258,050
661 - 680	82%	671	51,336,522
681 - 700	82%	690	41,971,932
701 - 720	81%	710	22,715,929
721 - 740	82%	728	17,533,621
741 - 760	82%	750	10,022,917
761 - 780	82%	768	4,016,796
781 - 800	84%	791	1,904,450
801 - 820	87%	803	894,170
> 820	0%	-	-
Unknown	0%	-	-

LTV	MIG%	WA FICO	Balance with MIG
0.01-20.00	0%	0	0
20.01-25.00	0%		0
25.01-30.00	0%	537	0
30.01-35.00	0%		0
35.01-40.00	0%	575	0
40.01-45.00	0%	581	0
45.01-50.00	0%	673	0
50.01-55.00	0%	609	0
55.01-60.00	0%	607	0
60.01-65.00	0%	586	0
65.01-70.00	0%	608	0
70.01-75.00	0%	611	0
75.01-80.00	0%	663	0
80.01-85.00	0%	635	0
85.01-90.00	0%	629	0
90.01-95.00	0%	649	0
95.01-100.00	0%		0

Purpose	WA LTV	WA FICO	Balance
Purchase	82%	670	162,622,339
Cash-Out/Refinancing	81%	619	117,069,468
Refinancing	82%	625	76,320,770

Occupancy	WA LTV	WA FICO	Balance
Owner	82%	641	336,677,989
Investment	80%	677	17,927,016
2nd Home	77%	685	1,407,572

Loan Balance	WA LTV	WA FICO	Balance
<$200,000	82%	617	65,698,069
<$400,000	82%	647	157,001,051
<$600,000	81%	649	122,424,063
>=$600,000	80%	687	10,889,394

Property Type	WA LTV	WA FICO	Balance
Condominium	82%	657	21,201,154
Planned Unit Development	82%	645	63,480,778
Rowhouse	80%	622	205,466
Single Family Attached	80%	636	2,122,835
Single Family Detached	82%	640	261,645,451
Townhouse	85%	776	648,519
Two-to-Four Family	79%	693	6,708,376

Documentation Type	WA LTV	WA FICO	Balance
Full Documentation	83%	618	166,669,655
Stated Income Wage Earner	81%	682	88,923,413
Stated Income Self-Employed	79%	662	58,118,551
12 Month Bank Statements	84%	636	22,680,052
24 Month Bank Statements	83%	634	18,886,284
Limited Documentation	82%	641	734,621

Fixed Period (Months)	WA LTV	WA FICO	Balance
1	0%	-	-
3	0%	-	-
6	0%	-	-
12	0%	-	-
24	82%	644	340,458,417
36	80%	638	15,554,160
60	0%	-	-
84	0%	-	-
>=120	0%	-	-

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00	78%	676	1,408,535
5.01 - 10.00	82%	650	1,419,383
10.01 - 15.00	87%	597	1,520,788
15.01 - 20.00	81%	641	6,452,701
20.01 - 25.00	81%	621	7,811,460
25.01 - 30.00	83%	624	11,902,126
30.01 - 35.00	80%	632	29,933,750
35.01 - 40.00	82%	640	48,380,621
40.01 - 45.00	82%	642	70,106,383
45.01 - 50.00	82%	653	137,493,347
50.01 - 55.00	82%	638	37,077,484
> 55.00	80%	621	2,505,998
Unknown

Geographic Distribution	WA LTV	WA FICO	Balance
AK
AL
AR	77%	582	709,473
AS
AZ	84%	621	9,422,899
CA	82%	654	196,085,113
CO	82%	635	9,033,039
CT	80%	644	712,615
CZ
DC	80%	695	605,066
DE	80%	680	197,600
FL	80%	628	12,164,466
GA	83%	642	5,147,784
GU
HI
IA	84%	602	3,333,747
ID	74%	548	698,838
IL	83%	640	29,053,606
IN	80%	582	794,203
KS	85%	601	1,858,570
KY	88%	593	384,329
LA	82%	579	1,181,830
MA	81%	645	10,309,851
MD	82%	652	5,979,317
ME
MI	86%	617	5,113,548
MN	83%	651	5,596,663
MO	82%	611	4,966,441
MS	77%	600	1,133,919
MT
NC	72%	615	2,427,640
ND
NE	85%	632	791,490
NH	81%	670	715,742
NJ	81%	640	4,118,450
NM	86%	584	191,527
NV	86%	631	3,573,738
NY
OH	90%	528	90,900
OK	84%	605	945,297
OR	86%	604	324,519
OT
PA	83%	584	313,592
PR
RI	85%	634	903,147
SC	85%	576	779,583
SD
TN	83%	642	3,363,294
TT
TX	81%	633	10,516,631
UT	81%	633	3,353,505
VA	83%	644	7,186,590
VI
VT
WA	81%	615	9,934,535
WI	78%	562	1,903,483
WV
WY	75%	500	96,000

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.